UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 6, 2023
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4020 Stirrup Creek Drive, Suite 110, Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

2016 Incentive Award Plan

On June 6, 2023, the stockholders of Novan, Inc. (the “Company”) approved an amendment to the Company’s 2016 Incentive Award Plan, as amended (the “2016 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the 2016 Plan by 3,980,000 shares.

The terms of the 2016 Plan are set forth under the caption “Proposal 3—Approval of an Amendment to the Novan, Inc. 2016 Incentive Award Plan” in the Company’s definitive proxy statement for the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”). The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the Novan, Inc. 2016 Incentive Award Plan, as amended and restated to reflect the approved amendment to the 2016 Plan, a copy of which was filed as Exhibit 10.1 to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on March 30, 2023 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2023, the Company held its Annual Meeting. Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes. A more complete description of each matter is set forth in the Proxy Statement.

Proposal 1: Election of Directors

The stockholders elected each of the Class I directors who were nominated for a three-year term expiring at the Company’s 2026 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until his or her earlier death, resignation or removal. The results of stockholders’ votes on this matter were as follows:

Nominee	For	Withheld	Broker Non-Votes
Steven D. Skolsky	4,851,766	707,561	8,648,323
Paula Brown Stafford	4,981,320	578,007	8,648,323

Proposal 2: Advisory (Nonbinding) Approval of Executive Compensation

The stockholders approved, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers. The results of stockholders’ votes with respect to the advisory vote on executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
4,210,754	1,086,458	262,115	8,648,323

Proposal 3: Approval of Amendment to Novan, Inc. 2016 Incentive Award Plan

The proposal to approve an amendment to the 2016 Plan to increase the number of shares of the Company’s common stock authorized for issuance under the 2016 Plan by 3,980,000 shares was approved. The results of stockholders’ votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
4,172,362	1,143,457	243,508	8,648,323

Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved. The results of stockholders’ votes on this matter were as follows:

For	Against	Abstain
12,675,778	108,457	1,423,415

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: June 12, 2023	By:	/s/ John M. Gay
John M. Gay
Chief Financial Officer